Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2013
Regulated Operations [Abstract]
Regulatory Assets and Liabilities

11. REGULATORY ASSETS AND LIABILITIES

Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

December 31 (millions of Canadian dollars)	2013	2012
Regulatory assets:
Deferred income tax regulatory asset	1,145	954
Pension benefit regulatory asset	845	1,515
Post-retirement and post-employment benefits	308	320
Environmental	266	249
Pension cost variance	80	61
OEB cost assessment differential	9	6
DSC exemption	7	2
Long-term project development costs	5	5
Rider 2	—	10
Other	18	5

Total regulatory assets	2,683	3,127
Less: current portion	47	29

	2,636	3,098

Regulatory liabilities:
External revenue variance	81	61
Rider 8	55	45
Retail settlement variance accounts	35	54
Deferred income tax regulatory liability	19	16
Rider 9	19	—
PST savings deferral	17	13
Hydro One Brampton Networks rider	8	—
Rider 3	—	9
Rural and remote rate protection variance	—	6
Other	14	17

Total regulatory liabilities	248	221
Less: current portion	85	40

	163	181

Deferred Income Tax Regulatory Asset and Liability

Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. The Company has recognized regulatory assets and liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s provision for PILs would have been recognized using the liability method and there would be no regulatory accounts established for taxes to be recovered through future rates. As a result, the 2013 provision for PILs would have been higher by approximately $139 million (2012 – $136 million).

Pension Benefit Regulatory Asset

The Company recognizes the net unfunded status of pension obligations on the Consolidated Balance Sheets with an offset to the associated regulatory asset. A regulatory asset is recognized because management considers it to be probable that pension benefit costs will be recovered in the future through the rate-setting process. The pension benefit obligation is remeasured to its fair value at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2013 OCI would have been higher by $670 million (2012 – lower by $736 million).

Post-Retirement and Post-Employment Benefits

The Company recognizes the net unfunded status of post-retirement and post-employment obligations on the Consolidated Balance Sheets with an incremental offset to the associated regulatory assets. A regulatory asset is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to its fair value at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2013 OCI would have been higher by $12 million (2012 – lower by $197 million).

Environmental

Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. Because such expenditures are expected to be recoverable in future rates, the Company has recorded an equivalent amount as a regulatory asset. In 2013, the environmental regulatory asset decreased by $3 million (2012 – $3 million) to reflect related changes in the Company’s PCB liability, and increased by $26 million (2012 – $2 million) due to changes in the LAR liability. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudency and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, 2013 operation, maintenance and administration expenses would have been higher by $23 million (2012 – lower by $1 million). In addition, 2013 amortization expense would have been lower by $16 million (2012 – $18 million), and 2013 financing charges would have been higher by $10 million (2012 – $11 million).

Pension Cost Variance

A pension cost variance account was established for Hydro One Networks’ transmission and distribution businesses to track the difference between the actual pension expense incurred and estimated pension costs approved by the OEB. The balance in this regulatory account reflects the excess of pension costs paid as compared to OEB-approved amounts. In the absence of rate-regulated accounting, 2013 revenue would have been lower by $19 million (2012 – $18 million).

OEB Cost Assessment Differential

In April 2010, the OEB announced its decision regarding the Company’s rate application in respect of Hydro One Networks’ distribution business for 2010 and 2011. As part of this decision, the OEB also approved the distribution-related OEB Cost Assessment Differential Account to record the difference between the amounts approved in rates and actual expenditures with respect to the OEB’s cost assessments.

DSC Exemption

In June 2010, Hydro One Networks filed an application with the OEB regarding the OEB’s new cost responsibility rules contained in the OEB’s October 2009 Notice of Amendment to the Distribution System Code (DSC), with respect to the connection of certain renewable generators that were already connected or that had received a connection impact assessment prior to October 21, 2009. The application sought approval to record and defer the unanticipated costs incurred by Hydro One Networks that resulted from the connection of certain renewable generation facilities. The OEB ruled that expenditures for identified specific expenditures can be recorded in a deferral account, subject to the OEB’s review at a future date.

Long-Term Project Development Costs

In May 2009, the OEB approved the creation of a deferral account to record Hydro One Networks’ costs of preliminary work to advance certain transmission projects identified in the Company’s 2009 and 2010 transmission rate applications. In March 2010, the OEB issued a decision amending the scope of the account to include the 20 major transmission projects identified in the September 2009 request from the Ministry of Energy and Infrastructure. In December 2012, the OEB approved the recovery of the December 31, 2012 balance, including accrued interest, to be recovered over a one-year period from January 1, 2014 to December 31, 2014.

Rider 2

In April 2006, the OEB approved Hydro One Networks’ distribution-related deferral account balances. The Rider 2 regulatory asset includes retail settlement and cost variance amounts and distribution low-voltage service amounts, plus accrued interest. In December 2012, as part of Hydro One Networks’ 2013 IRM distribution rate application, the OEB approved the balance of the Rider 2 regulatory account for disposition as part of Rider 9, including accrued interest, to be disposed over a 24-month period from January 1, 2013 to December 31, 2014.

External Revenue Variance

In May 2009, the OEB approved forecasted amounts related to export service revenue, external revenue from secondary land use, and external revenue from station maintenance and engineering and construction work. In November 2012, the OEB again approved forecasted amounts related to these revenue categories and extended the scope to encompass all other external revenues. The external revenue variance account balance reflects the excess of actual external revenues compared to the OEB-approved forecasted amounts.

Rider 8

In April 2010, the OEB requested the establishment of deferral accounts which capture the difference between the revenue recorded on the basis of Green Energy Plan expenditures incurred and the actual recoveries received.

Retail Settlement Variance Accounts (RSVAs)

Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. In December 2012, the OEB approved the disposition of the total RSVA balance accumulated from January 2010 to December 2011, including accrued interest, to be disposed over a 24-month period from January 1, 2013 to December 31, 2014. Hydro One has continued to accumulate a net liability in its RSVAs since December 31, 2011.

Rider 9

In December 2012, as part of Hydro One Networks’ 2013 IRM distribution rate application, the OEB approved for disposition certain distribution-related deferral account balances, including RSVA amounts and balances of Rider 2 and Rider 3, accumulated up to December 2011, including accrued interest, to be disposed over a 24-month period from January 1, 2013 to December 31, 2014.

PST Savings Deferral Account

The provincial sales tax (PST) and goods and services tax (GST) were harmonized in July 2010. Unlike the GST, the PST was included in operation, maintenance and administrative expenses or capital expenditures for past revenue requirements approved during a full cost-of-service hearing. Under the harmonized sales tax (HST) regime, the HST included in operation, maintenance and administration expenses or capital expenditures is not a cost ultimately borne by the Company and as such, a refund of the prior PST element in the approved revenue requirement is applicable, and calculations for tracking and refund were requested by the OEB. For Hydro One Networks’ transmission revenue requirement, PST was included between July 1, 2010 and December 31, 2010 and recorded in a deferral account, per direction from the OEB. For Hydro One Networks’ distribution revenue requirement, PST was included between July 1, 2010 and December 31, 2013 and recorded in a deferral account, per direction from the OEB.

Hydro One Brampton Networks Rider

In December 2013, the OEB issued a decision for Hydro One Brampton Networks’ 2014 distribution rates. Included in the OEB’s decision was the approval of certain deferral account balances, primarily RSVAs. The OEB ordered that the approved balances be aggregated into a single regulatory account and disposed of through a rate rider over a two-year period from January 1, 2014 to December 31, 2015.

Rider 3

In December 2008, the OEB approved certain distribution-related deferral account balances, including RSVA amounts, deferred tax changes, OEB costs and smart meters. The OEB approved the disposition of the Rider 3 balance accumulated up to April 2008, including accrued interest, to be disposed over a 27-month period from February 1, 2009 to April 30, 2011. In December 2012, as part of Hydro One Networks’ 2013 IRM distribution rate application, the OEB approved the balance of Rider 2 for disposition as part of Rider 9.

Rural and Remote Rate Protection Variance (RRRP)

Hydro One receives rural rate protection amounts from the IESO. A portion of these amounts is provided to retail customers of Hydro One Networks who are eligible for rate protection. The OEB has approved a mechanism to collect the RRRP through the Wholesale Market Service Charge. Variances between the amounts remitted by the IESO to Hydro One and the fixed entitlements defined in the regulation, and subsequent OEB utility rate decisions, are tracked by the Company in the RRRP variance account. At December 31, 2013, the RRRP variance account had a $2 million debit balance, which is included in Other regulatory assets.